Supplement to the currently effective SUMMARY PROSPECTUS

Deutsche Unconstrained Income VIP

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The following information replaces the existing disclosure contained under the “Portfolio Manager(s)” sub-heading of the “MANAGEMENT” section of the fund’s summary prospectus.

Gary Russell, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2006.

John D. Ryan, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2010.

Darwei Kung, Director. Portfolio Manager of the fund. Began managing the fund in 2011.

Please Retain This Supplement for Future Reference

February 1, 2016

PROSTKR-601